FUND TYPE:
-------------------------------------
Government securities

INVESTMENT OBJECTIVE:
-------------------------------------
High current return

                    [LOGO]
PRUDENTIAL
GOVERNMENT
INCOME FUND, INC.
---------------------------------------------------------------
PROSPECTUS: MAY 18, 1999

As with all mutual funds, the Securities and
Exchange Commission has not approved or
disapproved the Fund's shares, nor has the SEC
determined that this prospectus is complete or
accurate. It is a criminal offense to state
otherwise.                                        [LOGO]

TABLE OF CONTENTS
-------------------------------------

1          RISK/RETURN SUMMARY
1          Investment Objective and Principal Strategies
1          Principal Risks
2          Evaluating Performance
3          Fees and Expenses

5          HOW THE FUND INVESTS
5          Investment Objective and Policies
7          Other Investments
8          Derivative Strategies
9          Additional Strategies
10         Investment Risks

14         HOW THE FUND IS MANAGED
14         Board of Directors
14         Manager
14         Investment Adviser
14         Portfolio Manager
15         Distributor
15         Year 2000 Readiness Disclosure

17         FUND DISTRIBUTIONS AND TAX ISSUES
17         Distributions
18         Tax Issues
19         If You Sell or Exchange Your Shares

20         HOW TO BUY, SELL AND EXCHANGE SHARES OF THE FUND
20         How to Buy Shares
28         How to Sell Your Shares
32         How to Exchange Your Shares

34         FINANCIAL HIGHLIGHTS
34         Class A Shares
35         Class B Shares
36         Class C Shares
37         Class Z Shares

44         THE PRUDENTIAL MUTUAL FUND FAMILY

           FOR MORE INFORMATION (Back Cover)

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     PRUDENTIAL GOVERNMENT INCOME FUND, INC.  [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
-------------------------------------

This section highlights key information about the PRUDENTIAL GOVERNMENT INCOME FUND, INC. which we refer to as "the Fund." Additional information follows this summary.

INVESTMENT OBJECTIVE AND PRINCIPAL STRATEGIES
Our investment objective is HIGH CURRENT RETURN. We normally invest at least 65% of the Fund's total assets in U.S. Government securities, including U.S. Treasury bills, notes, bonds, strips and other debt securities issued by the U.S. Treasury, and obligations, including mortgage-related securities, issued or guaranteed by U.S. Government agencies or instrumentalities. We may also engage in active trading. While we make every effort to achieve our objective, we can't guarantee success.
    The investment adviser has a team of fixed-income professionals, including credit analysts and traders, with experience in many sectors of the U.S. and foreign fixed-income securities markets. In deciding which portfolio securities to buy and sell, the investment adviser will consider economic conditions and interest rate fundamentals. The investment adviser will also evaluate individual issues within each bond sector based upon their relative investment merit and will consider factors such as yield and potential for price appreciation, as well as credit quality, maturity and risk.

PRINCIPAL RISKS
Although we try to invest wisely, all investments involve risk. The debt obligations in which the Fund invests are subject to the risk of losing value because interest rates change or there is a lack of confidence in the borrower. In addition, these securities may be subject to the risk that the issuer may be unable to make principal and interest payments when they are due. Mortgage-related securities are also subject to prepayment risk, which means that if they are prepaid, the Fund may have to replace them with lower-yielding securities. Active trading may result in greater transaction costs, which will be borne directly by the Fund.
    Like any mutual fund, an investment in the Fund could lose value, and you could lose money. For more detailed information about the risks associated with the Fund, see "How the Fund Invests--Investment Risks."
    An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EVALUATING PERFORMANCE
A number of factors--including risk--affect how the Fund performs. The following bar chart shows the Fund's performance for each full calendar year of operation for the last 10 years. The table shows how the Fund's average annual returns for the periods indicated compare with those of a broad based securities index and a group of similar mutual funds. They demonstrate the risk of investing in the Fund and how returns can change from year to year. Past performance does not mean that the Fund will achieve similar results in the future.

ANNUAL RETURNS(1) (CLASS B SHARES)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

1989                                                12.07%
1990                                                 7.07%
1991                                                14.32%
1992                                                 5.83%
1993                                                 6.90%
1994                                                -4.76%
1995                                                19.01%
1996                                                 0.81%
1997                                                 8.56%
1998                                                 8.02%
BEST QUARTER: 6.49% (2nd quarter of 1995)
WORST QUARTER: -3.45% (1st quarter of 1994)

1 THESE ANNUAL RETURNS DO NOT INCLUDE SALES CHARGES. IF THE SALES CHARGES WERE
  INCLUDED, THE ANNUAL RETURNS WOULD BE LOWER THAN THOSE SHOWN. RETURN FOR THE QUARTER ENDED MARCH 31, 1999 WAS -1.87% WITH RESPECT TO CLASS B SHARES.
AVERAGE ANNUAL RETURNS(1) (AS OF 12-31-98)

---------------------------------------------------------------------------
                                1 YR   5 YRS  10 YRS     SINCE INCEPTION
---------------------------------------------------------------------------
  Class A shares                4.39%  5.86%    N/A   7.61% (since 1-22-90)
  Class B shares                3.02%  5.87%  7.60%   7.79% (since 4-22-85)
  Class C shares                6.02%    N/A    N/A   7.46% (since 8-1-94)
  Class Z shares                8.91%    N/A    N/A   7.46% (since 3-4-96)
  Lehman Bros. Government Bond
   Index2                       9.85%  7.18%  9.17%            N/A
  Lipper Average3               8.07%  6.15%  8.19%            N/A

1    THE FUND'S RETURNS ARE AFTER DEDUCTION OF SALES CHARGES AND EXPENSES.
2 THE LEHMAN BROS. GOVERNMENT BOND INDEX (GOV'T BOND INDEX) -- AN UNMANAGED INDEX OF SECURITIES ISSUED OR BACKED BY THE U.S. GOVERNMENT, ITS AGENCIES AND INSTRUMENTALITIES WITH BETWEEN ONE AND THIRTY YEARS REMAINING TO MATURITY -- GIVES A BROAD LOOK AT HOW U.S. GOVERNMENT BONDS WITH SUCH MATURITIES HAVE PERFORMED. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. GOV'T BOND INDEX RETURNS SINCE THE CLOSEST MONTH-END DATE TO THE INCEPTION OF EACH CLASS ARE 8.87% FOR CLASS A, 9.61% FOR CLASS B, 8.75% FOR CLASS C AND 8.33% FOR CLASS Z SHARES. SOURCE: LEHMAN BROS.
3 THE LIPPER AVERAGE IS BASED ON THE AVERAGE RETURN OF ALL MUTUAL FUNDS IN THE LIPPER GENERAL U.S. GOVERNMENT BOND FUND CATEGORY. THESE RETURNS DO NOT INCLUDE THE EFFECT OF ANY SALES CHARGES. THESE RETURNS WOULD BE LOWER IF THEY INCLUDED THE EFFECT OF SALES CHARGES. LIPPER RETURNS SINCE THE CLOSEST MONTH-END DATE TO THE INCEPTION OF EACH CLASS ARE 7.97% FOR CLASS A, 8.28% FOR CLASS B, 7.81% FOR CLASS C AND 7.20% FOR CLASS Z SHARES. SOURCE:
     LIPPER, INC.

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2  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

RISK/RETURN SUMMARY
------------------------------------------------

FEES AND EXPENSES
These tables show the sales charges, fees and expenses that you may pay if you buy and hold each share class of the Fund--Class A, B, C and Z. Each share class has different sales charges--known as loads--and expenses, but represents an investment in the same fund. Class Z shares are available only to a limited group of investors. For more information about which share class may be right for you, see "How to Buy, Sell and Exchange Shares of the Fund."

SHAREHOLDER FEES(1) (PAID DIRECTLY FROM YOUR INVESTMENT)

------------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS Z
------------------------------------------------------------------
  Maximum sales charge (load)
   imposed on purchases (as a
   percentage of offering
   price)                           4%     None       1%     None
  Maximum deferred sales
   charge (load) (as a
   percentage of the lower of
   original purchase price or
   sale proceeds)                 None    5%(2)    1%(3)     None
  Maximum sales charge (load)
   imposed on reinvested
   dividends and other
   distributions                  None     None     None     None
  Redemption fees                 None     None     None     None
  Exchange fee                    None     None     None     None

ANNUAL FUND OPERATING EXPENSES (DEDUCTED FROM FUND ASSETS)

------------------------------------------------------------------
                                CLASS A  CLASS B  CLASS C  CLASS Z
------------------------------------------------------------------
  Management fees                 .50%     .50%     .50%     .50%
  + Distribution and service
   (12b-1) fees(4)                .30%    1.00%    1.00%     None
  + Other expenses                .18%     .18%     .18%     .18%
  = Total annual Fund
   operating expenses             .98%    1.68%    1.68%     .68%
  - Fee waiver(4)                 .05%    .175%     .25%       0%
  = NET ANNUAL FUND OPERATING
   EXPENSES                       .93%    1.50%    1.43%     .68%

1 YOUR BROKER MAY CHARGE YOU A SEPARATE OR ADDITIONAL FEE FOR PURCHASES AND SALES OF SHARES.
2 THE CONTINGENT DEFERRED SALES CHARGE (CDSC) FOR CLASS B SHARES DECREASES BY 1% ANNUALLY TO 1% IN THE FIFTH AND SIXTH YEARS AND 0% IN THE SEVENTH YEAR. CLASS B SHARES CONVERT TO CLASS A SHARES APPROXIMATELY SEVEN YEARS AFTER PURCHASE.
3 THE CDSC FOR CLASS C SHARES IS 1% FOR SHARES REDEEMED WITHIN 18 MONTHS OF PURCHASE.
4 THE FUND'S DISTRIBUTION AND SERVICE (12B-1) FEES HAVE BEEN RESTATED TO REFLECT CURRENT FEE LEVELS FOR CLASS A SHARES. FOR THE FISCAL YEAR ENDING FEBRUARY 29, 2000, THE DISTRIBUTOR OF THE FUND HAS CONTRACTUALLY AGREED TO REDUCE ITS DISTRIBUTION AND SERVICE (12B-1) FEES TO .25 OF 1%, .825 OF 1% AND .75 OF 1% OF THE AVERAGE DAILY NET ASSETS FOR CLASS A, CLASS B AND CLASS C SHARES, RESPECTIVELY.

--------------------------------------------------------------------------------

RISK/RETURN SUMMARY
------------------------------------------------

EXAMPLE
This example will help you compare the fees and expenses of the Fund's different share classes and the cost of investing in the Fund with the cost of investing in other mutual funds.
    The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. After the first year, the example does not take into consideration the Distributor's agreement to reduce distribution and service (12b-1) fees for Class A, Class B and Class C shares. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

---------------------------------------------------------------
                                1 YR  3 YRS    5 YRS    10 YRS
---------------------------------------------------------------
  Class A shares                $491    $695     $915    $1,549
  Class B shares                $653    $811     $994    $1,695
  Class C shares                $344    $600     $980    $2,046
  Class Z shares                 $69    $218     $379      $847

You would pay the following expenses on the same investment if you did not sell your shares:

---------------------------------------------------------------
                                1 YR  3 YRS    5 YRS    10 YRS
---------------------------------------------------------------
  Class A shares                $491    $695     $915    $1,549
  Class B shares                $153    $511     $894    $1,695
  Class C shares                $244    $600     $980    $2,046
  Class Z shares                 $69    $218     $379      $847

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4  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
-------------------------------------

INVESTMENT OBJECTIVE AND POLICIES
The Fund's investment objective is HIGH CURRENT RETURN. While we make every effort to achieve our objective, we can't guarantee success.

U.S. GOVERNMENT SECURITIES
The Fund seeks to achieve its objective by investing under normal market conditions at least 65% of its total assets in U.S. GOVERNMENT SECURITIES. These include DEBT OBLIGATIONS ISSUED BY THE U.S. TREASURY. Treasury securities have varying interest rates and maturities, but they are all backed by the full faith and credit of the U.S. Government.
    The Fund may also acquire U.S. Government securities in the form of custodial receipts that show ownership of future interest payments, principal payments or both on certain U.S. Treasury notes or bonds. Such notes or bonds are held in custody by a bank on behalf of the owners. These custodial receipts are commonly referred to as TREASURY STRIPS.
    The Fund may also invest in other DEBT OBLIGATIONS ISSUED OR GUARANTEED BY THE U.S. GOVERNMENT and government-related entities. Some of these debt securities are backed by the full faith and credit of the U.S. Government, which means that payment of interest and principal is guaranteed, but yield and market value are not. These include obligations of the Government National Mortgage Association (GNMA or "Ginnie Mae"), the Farmers Home Administration and the Export-Import Bank. Debt securities issued by other government entities, like obligations of the Federal National Mortgage Association (FNMA or "Fannie Mae"), the Federal Home Loan Mortgage Corporation (FHLMC), the Tennessee Valley Authority and the United States Postal Service are not backed by the full faith and credit of the U.S. Government. However, these issuers have the right to borrow from the U.S. Treasury to meet their obligations. In contrast, the debt securities of other issuers, like the Farm Credit System and the Federal Home Loan Bank, depend entirely upon their own resources to repay their debt.
    The Fund has no limitations with respect to the maturities of portfolio securities in which it may invest.

MORTGAGE-RELATED SECURITIES
As mentioned above, the Fund invests in MORTGAGE-RELATED SECURITIES issued or guaranteed by U.S. governmental entities. These securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

mortgages. Mortgage-related securities issued by the U.S. Government or its agencies include FNMAs, GNMAs and FHLMCs. The U.S. Government or the issuing agency directly or indirectly guarantees the payment of interest and principal on these securities.
    Mortgage pass-through securities include collateralized mortgage obligations, real estate mortgage investment conduits, multi-class pass-through securities, stripped mortgage-backed securities and balloon payment mortgage-backed securities. A COLLATERALIZED MORTGAGE OBLIGATION (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by a bank or by U.S. governmental entities. A REAL ESTATE MORTGAGE INVESTMENT CONDUIT (REMIC) is a security issued by a U.S. Government agency or private issuer and secured by real property. REMICs consist of classes of regular interest, some of which may be adjustable rate, and a single class of residual interests. The Fund does not intend to invest in residual interests. A MULTI-CLASS PASS-THROUGH SECURITY is an equity interest in a trust composed of underlying mortgage assets. Payments of principal of and interest on the mortgage assets and any reinvestment income thereon provide the funds to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A STRIPPED MORTGAGE-BACKED SECURITY (MBS STRIP) may be issued by U.S. governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. The Fund may also invest in BALLOON PAYMENT MORTGAGE-BACKED SECURITIES, which are amortizing mortgage securities offering payments of principal and interest, the last payment of which is predominantly principal.
    The values of mortgage-related securities vary with changes in market interest rates generally and in yields among various kinds of mortgage-related securities. Such values are particularly sensitive to changes in prepayments of the underlying mortgages. For example, during periods of falling interest rates, prepayments tend to accelerate as homeowners and others refinance their higher rate mortgages; these prepayments reduce the anticipated duration of the mortgage-related securities. Conversely, during periods of rising interest rates, prepayments can be expected to decelerate, which has the effect of extending the anticipated duration at the same time that the value of the securities declines. MBS strips tend to be even more highly sensitive to changes in prepayment and interest rates than mortgage-

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6  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

related securities and CMOs generally.

ACTIVE TRADING
The Fund may also engage in ACTIVE TRADING--that is, frequent trading of its securities--in order to take advantage of new investment opportunities or yield differentials. There may be tax consequences, such as a possible increase in short-term capital gains or losses, when the Fund sells a security without regard to how long it has held the security. Active trading may also result in high portfolio turnover and correspondingly greater transaction costs, which the Fund will bear directly.
    For more information, see "Investment Risks" below and the Statement of Additional Information, "Description of the Fund, Its Investments and Risks." The Statement of Additional Information--which we refer to as the SAI--contains additional information about the Fund. To obtain a copy, see the back cover page of this prospectus.
    The Fund's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of the Fund can change investment policies of the Fund that are not fundamental.

OTHER INVESTMENTS
In addition to the above principal strategies, we may also make the following investments to try to increase the Fund's returns or protect its assets if market conditions warrant.
    We may invest up to 20% of the Fund's total assets in privately-issued ASSET-BACKED DEBT SECURITIES. An asset-backed security is another type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans and credit card receivables.
    The Fund may also invest in PRIVATELY-ISSUED MORTGAGE-RELATED SECURITIES that are not guaranteed by U.S. Governmental entities. Such securities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.
    The Fund may invest in OBLIGATIONS OF FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS only if, after making that investment, all such investments would make up less than 10% of the Fund's total assets (determined at the time of investment).
    The Fund may also purchase OBLIGATIONS OF THE INTERNATIONAL BANK FOR RECONSTRUCTION AND DEVELOPMENT (THE WORLD BANK). Obligations of the World Bank are supported by appropriated but unpaid commitments of its member countries, including the U.S., and there is no assurance these commitments will be undertaken or met in the future.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    The Fund is permitted to invest in both FIXED AND ADJUSTABLE RATE DEBT SECURITIES. The value of adjustable rate debt securities will, like other debt securities, generally vary inversely with changes in prevailing interest rates. The value of adjustable rate debt securities is unlikely to rise in periods of declining interest rates to the same extent as fixed rate instruments. In periods of rising interest rates, changes in the coupon will lag behind changes in the market rate, resulting in a lower net asset value until the coupon resets to market rates.
    The debt obligations in which the Fund may invest are rated at least A by Standard & Poor's or Moody's or, if unrated, are deemed to be of comparable credit quality by the Fund's investment adviser.
    The Fund may use REPURCHASE AGREEMENTS where a party agrees to sell a security to the Fund and then repurchase it at an agreed-upon price at a stated time. A repurchase agreement is like a loan by the Fund to the other party that creates a fixed return for the Fund.

TEMPORARY DEFENSIVE STRATEGY AND SHORT-TERM INVESTMENTS
The Fund may, under normal circumstances, invest up to 20% of its total assets in high-quality MONEY MARKET INSTRUMENTS, including commercial paper of domestic companies, certificates of deposit, bankers' acceptances and other obligations of domestic and foreign banks. The Fund will only purchase money market instruments that are in one of the two highest quality grades of a major rating service or that we determine are of comparable equality. In response to adverse market, economic or political conditions, the Fund may temporarily invest up to 100% of its total assets in high-quality money market instruments, cash and U.S. Government securities. Investing heavily in these securities may limit our ability to achieve our investment objective, but may help preserve the Fund's assets.

DERIVATIVE STRATEGIES
The Fund may use various derivative strategies to try to improve its returns or protect its assets, although we cannot guarantee that these strategies will work, that the instruments necessary to implement these strategies will be available, or that the Fund will not lose money. Derivatives--such as futures, including interest rate futures, options and options on futures, straddles and Eurodollar instruments--involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying investment--a security, market index, currency, interest rate or some other benchmark-- will go up or down at some future date. We may use derivatives to try to

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8  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                 [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

reduce risk or to increase return consistent with the Fund's overall investment objective. The investment adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy or use any particular investment. Any derivatives we may use may not match the Fund's underlying holdings.
    A FUTURES CONTRACT is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. An OPTION is the right to buy (a call option) or sell (a put option) securities, or in the case of an option on a futures contract, the right to buy or sell a futures contract in exchange for a premium. The Fund may invest up to 5% of its total assets for initial margin deposits on existing futures and options on futures and for premiums paid for these types of options. A STRADDLE is a combination of a call and a put written on the same security at the same exercise price. The Fund's use of straddles will not exceed 5% of its net assets. EURODOLLAR INSTRUMENTS are essentially U.S. dollar-denominated futures contracts linked to the London Interbank Offered Rate (LIBOR). Eurodollar instruments enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings.
    For more information about these strategies, see the SAI, "Description of the Fund, Its Investments and Risks--Risks of Hedging and Return Enhancement Strategies."

ADDITIONAL STRATEGIES
The Fund may use REVERSE REPURCHASE AGREEMENTS, where the Fund borrows money on a temporary basis by selling a security with an obligation to repurchase it at an agreed-upon price and time.
    The Fund may enter into DOLLAR ROLLS in which the Fund sells securities to be delivered in the current month and repurchases substantially similar (same type and coupon) securities to be delivered on a specified future date by the same party. The Fund is paid the difference between the current sales price and the forward price for the future purchase as well as the interest earned on the cash proceeds of the initial sale.
    The Fund may also purchase money market obligations on a WHEN-ISSUED or DELAYED-DELIVERY basis. When the Fund makes this type of purchase, the price and interest rate are fixed at the time of purchase, but delivery and payment for the obligations take place at a later time. The Fund does not earn interest income until the date the obligations are delivered.

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

    The Fund may invest up to 5% of its total assets in zero coupon U.S. Government securities. ZERO COUPON BONDS do not pay interest during the life of the security. An investor makes money by purchasing the security at a price that is less than the money the investor will receive when the borrower repays the amount borrowed (face value). The Fund records the amount zero coupon bonds rise in price each year (phantom income) for accounting and federal income tax purposes, but does not receive income currently. Because the Fund is required under federal tax laws to distribute income to its shareholders, in certain circumstances, the Fund may have to dispose of its portfolio securities under disadvantageous conditions or borrow to generate enough cash to distribute phantom income.
    The Fund may enter into INTEREST RATE SWAP TRANSACTIONS for hedging purposes. In a swap transaction, the Fund and another party "trade" income streams. The swap is done to preserve a return or spread on a particular investment or portion of a portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
    The Fund also follows certain policies when it LENDS ITS SECURITIES to others (the Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided that the outstanding loans do not exceed in aggregate 30% of the value of the Fund's total assets and are at all times secured by cash or equivalent collateral); BORROWS MONEY (the Fund may borrow no more than 20% of the value of its total assets, calculated at the time of the borrowing, for temporary, extraordinary or emergency purposes or for the clearance of transactions); MAKES SHORT SALES AGAINST-THE-BOX (the Fund may engage in such short sales only to the extent that not more than 10% of the Fund's net assets (as determined at the time of the short sale) are held as collateral for such sales); and HOLDS ILLIQUID SECURITIES (the Fund may hold up to 15% of its net assets in illiquid securities, including securities without a readily available market and repurchase agreements with maturities longer than seven days). The Fund is subject to certain investment restrictions that are fundamental policies, which means they cannot be changed without shareholder approval. For more information about these restrictions, see the SAI.

INVESTMENT RISKS
As noted, all investments involve risk, and investing in the Fund is no exception. Since the Fund's holdings can vary significantly from broad market indexes, performance of the Fund can deviate from performance of

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10  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

such indexes. This chart outlines the key risks and potential rewards of the Fund's principal investments and other investments. See, too, "Description of the Fund, Its Investments and Risks" in the SAI.

INVESTMENT TYPE

--------------------------------------------------------------------------------
% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  U.S. GOVERNMENT           -- Credit risk--the risk    -- Regular interest
  SECURITIES                    that the borrower            income
                                can't pay back the      -- Generally more secure
  AT LEAST 65% OF TOTAL         money borrowed or           than lower-quality
  ASSETS                        make interest               debt securities and
                                payments                    stock and other
                            -- Market risk--the risk        equity securities
                                that bonds or other
                                debt instruments may
                                lose value in the
                                market because
                                interest rates rise
                                or there is a lack
                                of confidence in the
                                borrower
                            -- Not all U.S.
                                Government
                                securities are
                                insured or
                                guaranteed by the
                                government--some are
                                backed by the
                                issuing agency
--------------------------------------------------------------------------------
  MORTGAGE-RELATED          -- Prepayment risk--the     -- Regular interest
  SECURITIES                    risk that the                income
  (U.S. GOVERNMENT AND          underlying mortgage     -- The U.S. Government
  PRIVATELY BACKED)             may be pre-paid             guarantees interest
                                partially or                and principal
  PERCENTAGE VARIES             completely,                 payments on certain
                                generally during            securities
                                periods of falling      -- May benefit from
                                interest rates,             security interest in
                                which could                 real estate
                                adversely affect            collateral
                                yield to maturity       -- Pass-through
                                and could require           instruments provide
                                the Fund to reinvest        greater
                                in lower-yielding           diversification than
                                securities                  direct ownership of
                            -- Credit risk--the risk        loans
                                that the underlying
                                mortgages will not
                                be paid by debtors
                                or by credit
                                insurers or
                                guarantors of such
                                instruments. Some
                                private mortgage
                                securities are
                                unsecured or secured
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE

--------------------------------------------------------------------------------
% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  ASSET-BACKED              -- Prepayment risk          -- Regular interest
  SECURITIES (PRIVATELY     -- The security interest         income
  BACKED)                        in the underlying      -- Prepayment risk for
                                collateral                  asset-backed
  UP TO 20% OF TOTAL        -- Credit risk--the risk        securities is
  ASSETS                        that the underlying         generally lower than
                                receivables will not        with
                                be paid by debtors          mortgage-related
                                or by credit                securities.
                                insurers or             -- Pass-through
                                guarantors of such          instruments provide
                                instruments. Some           greater
                                private asset-backed        diversification than
                                securities are              direct ownership of
                                unsecured or secured        loans.
                                by lower-rated
                                insurers or
                                guarantors and thus
                                may involve greater
                                risk
                            -- Market risk
--------------------------------------------------------------------------------
  DERIVATIVES               -- Derivatives such as      -- The Fund could make
                                futures and options         money and protect
  PERCENTAGE VARIES             may not fully offset        against losses if
                                the underlying              the investment
                                positions and this          analysis proves
                                could result in             correct
                                losses to the Fund      -- One way to manage the
                                that would not have         Fund's risk/return
                                otherwise occurred          balance is to lock
                            -- Derivatives used for         in the value of an
                                 risk management may        investment ahead of
                                not have the                time
                                intended effects and    -- Derivatives that
                                may result in losses         involve leverage
                                or missed                   could generate
                                opportunities               substantial gains at
                            -- The other party to a         low cost
                                derivatives contract
                                could default
                            -- Certain types of
                                derivatives
                                involve costs to the
                                Fund that can reduce
                                returns
--------------------------------------------------------------------------------

-------------------------------------------------------------------
12  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW THE FUND INVESTS
------------------------------------------------

INVESTMENT TYPE

--------------------------------------------------------------------------------
% OF FUND'S ASSETS          RISKS                       POTENTIAL REWARDS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  MONEY MARKET              -- Limits potential for     -- May preserve the
  INSTRUMENTS                    high current return        Fund's assets
                            -- Credit risk
  UP TO 20% / UP TO 100%    -- Market risk
  OF TOTAL ASSETS ON A
  TEMPORARY BASIS
--------------------------------------------------------------------------------
  ILLIQUID SECURITIES       -- May be difficult to      -- May offer a more
                                value precisely             attractive yield or
  UP TO 15% OF NET          -- May be difficult to          potential for growth
  ASSETS                         sell at the time or        than more widely
                                price desired               traded securities
--------------------------------------------------------------------------------
  FOREIGN BANK              -- Foreign markets,         -- Investors can
  OBLIGATIONS                   economies and                participate in the
                                political systems,          growth of foreign
  LESS THAN 10% OF TOTAL        particularly those          markets and
  ASSETS                        in developing               companies operating
                                countries, may not          in those markets
                                be as stable as in      -- Changing values of
                                the U.S.                    foreign currencies
                            -- May be less liquid       -- Opportunities for
                                than U.S. securities        diversification
                            -- Differences in
                                 foreign laws,
                                accounting
                                standards, public
                                information, custody
                                and settlement
                                practices
                            -- Currency risk--
                                changing values of
                                foreign currencies
                            -- Euro conversion
                                 risk--If conversion
                                to euro currency is
                                difficult, or has
                                adverse accounting
                                consequences, the
                                Fund may be
                                negatively impacted
                            -- Year 2000 conversion
                                may be more of a
                                problem for some
                                foreign issuers
--------------------------------------------------------------------------------
  WHEN-ISSUED AND           -- Use of such              -- Use of instruments
  DELAYED-DELIVERY               instruments and             may magnify
  SECURITIES, REPURCHASE        strategies may              underlying
  AGREEMENTS, REVERSE           magnify underlying          investment gains
  REPURCHASE AGREEMENTS,        investment losses
  DOLLAR ROLLS AND SHORT    -- Investment costs may
  SALES                         exceed potential
                                underlying
  PERCENTAGE VARIES             investment gains
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
-------------------------------------

BOARD OF DIRECTORS
The Board of Directors oversees the actions of the Manager, Investment Adviser and Distributor and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operation of the Fund.

MANAGER
PRUDENTIAL INVESTMENTS FUND MANAGEMENT LLC (PIFM)
GATEWAY CENTER THREE, 100 MULBERRY STREET
NEWARK, NJ 07102-4077

    Under a management agreement with the Fund, PIFM manages the Fund's investment operations and administers its business affairs. For the fiscal year ended February 28, 1999, the Fund paid PIFM management fees of .50% of the Fund's average net assets.
    As of March 31, 1999, PIFM served as the Manager to all 46 of the Prudential mutual funds, and as Manager or administrator to 22 closed-end investment companies, with aggregate assets of approximately $71.6 billion.

INVESTMENT ADVISER
The Prudential Investment Corporation, called Prudential Investments, is the Fund's investment adviser. Its address is Prudential Plaza, 751 Broad Street, Newark, NJ 07102. PIFM has responsibility for all investment advisory services, supervises Prudential Investments and reimburses Prudential Investments for its reasonable costs and expenses.

PORTFOLIO MANAGER
Prudential Investments' fixed-income group is organized by teams that specialize by sector. The Fixed Income Investment Policy Committee, which is comprised of senior investment staff from each sector team, provides guidance to the teams regarding duration risk, asset allocations and general risk parameters. Portfolio manager BARBARA KENWORTHY contributes bottom-up securities selection within those guidelines and is responsible for the day-to-day management of the Fund.
    MS. KENWORTHY, a Managing Director of Prudential Investments, has managed the Fund since July 1994. Before joining Prudential in 1994, she served as president and portfolio manager for several Dreyfus fixed-income funds. She earned a B.A. from Wilson College and an M.B.A. from New York University. Ms. Kenworthy has over 30 years of investment experience

-------------------------------------------------------------------
14  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW THE FUND IS MANAGED
------------------------------------------------

and is a member of the Treasury Borrowing Advisory Committee of the Public Securities Association.
    Ms. Kenworthy conducts extensive analyses of U.S. and overseas markets to identify trends in interest rates, supply and demand and economic growth. She then selects the sectors, maturities and individual bonds she believes provide the best value under those conditions.

DISTRIBUTOR
Prudential Investment Management Services LLC (PIMS) distributes the Fund's shares under a Distribution Agreement. The Fund has Distribution and Service Plans under Rule 12b-1 under the Investment Company Act. Under the Plans and the Distribution Agreement, PIMS pays the expenses of distributing the Fund's Class A, B, C and Z shares and provides certain shareholder support services. The Fund pays distribution and other fees to PIMS as compensation for its services for each class of shares other than Class Z. These fees--known as 12b-1 fees--are shown in the "Fees and Expenses" tables.

YEAR 2000 READINESS DISCLOSURE
The services provided to the Fund and the shareholders by the Manager, the Distributor, the Transfer Agent and the Custodian depend on the smooth functioning of their computer systems and those of outside service providers. Many computer software systems in use today cannot distinguish the year 2000 from the year 1900 because of the way dates are encoded and calculated. Such an event could have a negative impact on handling securities trades, payments of interest and dividends, pricing and account services. Although, at this time, there can be no assurance that there will be no adverse impact on the Fund, the Manager, the Distributor, the Transfer Agent and the Custodian have advised the Fund that they have been actively working on necessary changes to their computer systems to prepare for the year 2000. The Fund and its Board receive, and have received since early 1998, satisfactory quarterly reports from the principal service providers as to their preparations for year 2000 readiness, although there can be no assurance that the service providers (or other securities market participants) will successfully complete the necessary changes in a timely manner or that there will be no adverse impact on the Fund. Moreover, the Fund at this time has not considered retaining alternative

--------------------------------------------------------------------------------

HOW THE FUND IS MANAGED
------------------------------------------------

service providers or directly undertaken efforts to achieve year 2000 readiness, the latter of which would involve substantial expenses without an assurance of success.
    Additionally, issuers of securities generally as well as those purchased by the Fund may confront year 2000 compliance issues which, if material and not resolved, could have an adverse impact on securities markets and/or a specific issuer's performance and could result in a decline in the value of the securities held by the Fund.

-------------------------------------------------------------------
16  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
-------------------------------------

Investors who buy shares of the Fund should be aware of some important tax issues. For example, the Fund pays DIVIDENDS of ordinary income and distributes LONG-TERM CAPITAL GAINS, if any, to shareholders. These distributions are subject to federal income taxes, unless you hold your shares in a 401(k) plan, an Individual Retirement Account (IRA), or some other qualified tax-deferred plan or account. Distributions from, and gain from the sale of shares of, the Fund may also be subject to state income tax in the state in which you reside.
    The following briefly discusses some of the important federal income tax issues you should be aware of, but is not meant to be tax advice. For tax advice, please speak with your tax adviser.

DISTRIBUTIONS
The Fund pays DIVIDENDS of any net investment income, plus short-term capital gains, to shareholders typically every quarter. For example, if the Fund owns a U.S. Government bond and the bond pays interest, the Fund will pay out a portion of this interest as a dividend to its shareholders, assuming the Fund's income is more than its costs and expenses. The dividends you receive from the Fund will be taxed as ordinary income whether or not they are reinvested in the Fund.
    The Fund also distributes LONG-TERM CAPITAL GAINS to shareholders (typically once a year). Long-term capital gains are generated when the Fund sells assets that it held for more than 12 months for a profit. For an individual, the maximum long-term capital gains rate is 20%.
    For your convenience, Fund dividends and distributions of capital gains are AUTOMATICALLY REINVESTED in the Fund without any sales charge. If you ask us to pay the distributions in cash, we will send you a check instead of purchasing more shares of the Fund. Otherwise, if your account is with a broker, you will receive a credit to your account. Either way, the distributions may be subject to taxes, unless your shares are held in a qualified tax-deferred plan or account. For more information about automatic reinvestment and other shareholder services, see "Step 4: Additional Shareholder Services" in the next section.

--------------------------------------------------------------------------------

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

TAX ISSUES
FORM 1099
During the tax season every year, you will receive a Form 1099, which reports the amount of dividends and long-term capital gains we distributed to you during the prior year. If you own shares of the Fund as part of a qualified tax-deferred plan or account, your taxes are deferred, so you will not receive a Form 1099. However, you will receive a Form 1099 when you take any distributions from your qualified tax-deferred plan or account.
    Fund distributions are generally taxable to you in the year they are received, except when we declare certain dividends in the fourth quarter and actually pay them in January of the following year. In such cases, the dividends are treated as if they were paid on December 31 of the prior year.

WITHHOLDING TAXES
Federal tax law requires you to provide the Fund with your tax identification number and certifications as to your tax status. If you fail to do this, you are subject to backup withholding and we will generally withhold and pay to the U.S. Treasury 31% of your taxable distributions and gross sale proceeds. Dividends of net investment income and short-term capital gains paid to a nonresident foreign shareholder generally will be subject to a U.S. withholding tax of 30%. This rate may be lower, depending on any tax treaty the U.S. may have with the shareholder's country.

QUALIFIED RETIREMENT PLANS
Retirement plans and accounts allow you to defer paying taxes on investment income and capital gains. Contributions to these plans may also be tax deductible, although distributions from these plans generally are taxable. In the case of Roth IRA accounts--available to certain taxpayers beginning in 1998--contributions are not tax deductible, but distributions from the plan may be tax free. Please contact your financial adviser for information on a variety of Prudential mutual funds that are suitable for retirement plans offered by Prudential.

-------------------------------------------------------------------
18  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FUND DISTRIBUTIONS
AND TAX ISSUES
------------------------------------------------

IF YOU SELL OR EXCHANGE YOUR SHARES
If you sell any shares of the Fund for a profit, you have REALIZED A CAPITAL GAIN, which is subject to tax, unless you hold shares in a qualified tax-deferred plan or account. For individuals, the maximum capital gains tax rate is 20% for shares held for more than 12 months. If you sell shares of the Fund for a loss, you may have a capital loss, which you may use to offset certain capital gains you have.

                                               +$      CAPITAL GAIN
                                                       (Taxes owed)

Receipts from Sale $                                   OR

                                               -$      CAPITAL LOSS
                                                       (offset against
                                                       gain)

    Exchanging your shares of the Fund for the shares of another Prudential mutual fund is considered a sale for tax purposes. In other words, it's a "taxable event." Therefore, if the shares you exchanged have increased in value since you purchased them, you have capital gains, which are subject to the taxes described above.
    Any gain or loss you may have from selling or exchanging Fund shares will not be reported on the Form 1099; however, proceeds from the sale or exchange will be reported on Form 1099-B. Therefore, unless you hold your shares in a qualified tax-deferred plan or account, you or your financial adviser should keep track of the dates on which you buy and sell--or exchange--Fund shares, as well as the amount of any gain or loss on each transaction. For tax advice, please see your tax adviser.

AUTOMATIC CONVERSION OF CLASS B SHARES
We have obtained a legal opinion that the conversion of Class B shares into Class A shares--which happens automatically approximately seven years after purchase--is not a "taxable event" because it does not involve an actual sale of your Class B shares. This opinion, however, is not binding on the Internal Revenue Service. For more information about the automatic conversion of Class B shares, see "Class B Shares Convert to Class A Shares After Approximately Seven Years" in the next section.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
-------------------------------------

HOW TO BUY SHARES
STEP 1: OPEN AN ACCOUNT
If you don't have an account with us or a securities firm that is permitted to buy or sell shares of the Fund for you, call Prudential Mutual Fund Services LLC
(PMFS) at (800) 225-1852 or contact:

    PRUDENTIAL MUTUAL FUND SERVICES LLC
    ATTN: INVESTMENT SERVICES
    P.O. BOX 15020
    NEW BRUNSWICK, NJ 08906-5020

    To purchase by wire, call the number above to obtain an application. After PMFS receives your completed application, you will receive an account number. For additional information about purchasing shares of the Fund, see the back cover page of this prospectus. We have the right to reject any purchase order (including an exchange into the Fund) or suspend or modify the Fund's sale of its shares.

STEP 2: CHOOSE A SHARE CLASS
Individual investors can choose among Class A, Class B, Class C and Class Z shares of the Fund, although Class Z shares are available only to a limited group of investors.
    Multiple share classes let you choose a cost structure that meets your needs. With Class A shares, you pay the sales charge at the time of purchase, but the operating expenses each year are lower than the expenses of Class B and Class C shares. With Class B shares, you only pay a sales charge if you sell your shares within six years (that is why it is called a Contingent Deferred Sales Charge or CDSC), but the operating expenses each year are higher than the Class A share expenses. With Class C shares, you pay a 1% front-end sales charge and a 1% CDSC if you sell within 18 months of purchase, but the operating expenses are also higher than the expenses for Class A shares.
    When choosing a share class, you should consider the following:

     --    The amount of your investment

     -- The length of time you expect to hold the shares and the impact of the varying distribution fees

     -- The different sales charges that apply to each share class-- Class A's front-end sales charge vs. Class B's CDSC vs. Class C's lower front-end sales charge and low CDSC

-------------------------------------------------------------------
20  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

     --    Whether you qualify for any reduction or waiver of sales charges

     -- The fact that Class B shares automatically convert to Class A shares approximately seven years after purchase and

     --    Whether you qualify to purchase Class Z shares.
    See "How to Sell Your Shares" for a description of the impact of CDSCs.

SHARE CLASS COMPARISON. Use this chart to help you compare the Fund's different share classes. The discussion following this chart will tell you whether you are entitled to a reduction or waiver of any sales charges.

----------------------------------------------------------------------------------------
                              CLASS A          CLASS B          CLASS C     CLASS Z
------------------------------------------------------------------------------------
  Minimum purchase
   amount(1)               $1,000         $1,000             $2,500         None
  Minimum amount for       $100           $100               $100           None
   subsequent
   purchases(1)
  Maximum initial sales    4% of the      None               1% of the      None
   charge                  public                            public
                           offering                          offering
                           price                             price
  Contingent Deferred      None           If sold during:    1% on sales    None
  Sales Charge                            Year 1       5%    made within
  (CDSC)(2)                               Year 2       4%    18 months
                                                             of
                                          Year 3       3%    purchase(2)
                                          Year 4       2%
                                          Year 5       1%
                                          Year 6       1%
                                          Year 7       0%
  Annual distribution and  .30 of 1%      1% up to           1.00%          None
   service (12b-1) fees    (.25 of 1%     $3 billion,        (.75% of 1%
   (shown as a percentage  currently)     .80 of 1% next $1  currently)
   of average net                         billion, and
   assets)(3)                             .50 of 1% over $4
                                          billion
                                          (.825 of 1%
                                          currently)

1 THE MINIMUM INVESTMENT REQUIREMENTS DO NOT APPLY TO CERTAIN RETIREMENT AND EMPLOYEE SAVINGS PLANS AND CUSTODIAL ACCOUNTS FOR MINORS. THE MINIMUM INITIAL AND SUBSEQUENT INVESTMENT FOR PURCHASES MADE THROUGH THE AUTOMATIC INVESTMENT PLAN IS $50. FOR MORE INFORMATION, SEE "STEP 4: ADDITIONAL SHAREHOLDER SERVICES--AUTOMATIC INVESTMENT PLAN."
2 FOR MORE INFORMATION ABOUT THE CDSC AND HOW IT IS CALCULATED, SEE "HOW TO SELL YOUR SHARES-- CONTINGENT DEFERRED SALES CHARGES (CDSC)." CLASS C SHARES BOUGHT BEFORE NOVEMBER 2, 1998, HAVE A 1% CDSC IF SOLD WITHIN ONE YEAR.
3 THESE DISTRIBUTION FEES ARE PAID FROM THE FUND'S ASSETS ON A CONTINUOUS BASIS. OVER TIME, THE FEES WILL INCREASE THE COST OF YOUR INVESTMENT AND MAY COST YOU MORE THAN PAYING OTHER TYPES OF SALES CHARGES. THE SERVICE FEE FOR CLASS A, CLASS B AND CLASS C SHARES IS .25 OF 1%. THE DISTRIBUTION FEE FOR CLASS A SHARES IS LIMITED TO .25 OF 1% (INCLUDING THE .25 OF 1% SERVICE
     FEE), .825 OF 1% PER ANNUM OF THE AVERAGE DAILY NET ASSETS OF THE CLASS B SHARES AND .75 OF 1% FOR CLASS C SHARES.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

REDUCING OR WAIVING CLASS A'S INITIAL SALES CHARGE
The following describes the different ways investors can reduce or avoid paying Class A's initial sales charge.

INCREASE THE AMOUNT OF YOUR INVESTMENT. You can reduce Class A's initial sales charge by increasing the amount of your investment. This table shows you how the sales charge decreases as the amount of your investment increases.

-------------------------------------------------------------------------------------------
                                SALES CHARGE AS %   SALES CHARGE AS %      DEALER
      AMOUNT OF PURCHASE        OF OFFERING PRICE   OF AMOUNT INVESTED   REALLOWANCE
-----------------------------------------------------------------------------------
  Less than $50,000                    4.00%                4.17%            3.75%
  $50,000 to $99,999                   3.50%                3.63%            3.25%
  $100,000 to $249,999                 2.75%                2.83%            2.50%
  $250,000 to $499,999                 2.00%                2.04%            1.90%
  $500,000 to $999,999                 1.50%                1.52%            1.40%
  $1,000,000 and above*               None                 None             None

* IF YOU INVEST $1 MILLION OR MORE, YOU CAN BUY ONLY CLASS A SHARES, UNLESS YOU QUALIFY TO BUY CLASS Z SHARES.

    To satisfy the purchase amounts above, you can:

     --    Invest with an eligible group of related investors

     -- Buy the Class A shares of two or more Prudential mutual funds at the same time

     -- Use your RIGHTS OF ACCUMULATION, which allow you to combine the value of Prudential mutual fund shares you already own with the value of the shares you are purchasing for purposes of determining the applicable sales charge (note: you must notify the Transfer Agent if you qualify for Rights of Accumulation) or

     -- Sign a LETTER OF INTENT, stating in writing that you or an eligible group of related investors will purchase a certain amount of shares in the Fund and other Prudential mutual funds within 13 months.

BENEFIT PLANS. Benefit Plans can avoid Class A's initial sales charges if the Benefit Plan has existing assets of at least $1 million invested in shares of Prudential mutual funds (excluding money market funds other than those acquired under the exchange privilege) or 250 eligible employees or participants. For these purposes, a Benefit Plan is a pension, profit-sharing or other employee benefit plans qualified under Section 401 of the Internal Revenue Code and deferred compensation and annuity plans under Sections 457 and 403(b) of the Internal Revenue Code, a "rabbi" trust, or

-------------------------------------------------------------------
22  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

a nonqualified deferred compensation plan sponsored by an employer that has a tax-qualified benefit plan with Prudential. Class A shares may also be purchased without a sales charge by participants who are repaying loans from Benefit Plans where Prudential or its affiliates provide administrative or recordkeeping services, sponsor the product or provide account services.
    Certain Prudential retirement programs--such as PruArray Association Benefit Plans and PruArray Savings Programs--may also be exempt from Class A's sales charge. For more information, see the SAI or contact your financial adviser. In addition, waivers are available to investors in certain programs sponsored by brokers, investment advisers and financial planners who have agreements with Prudential Investments Advisory Group relating to:

     -- Mutual fund "wrap" or asset allocation programs, where the sponsor places Fund trades and charges its clients a management, consulting or other fee for its services

     -- Mutual fund "supermarket" programs, where the sponsor links its customers' accounts to a master account in the sponsor's name and the sponsor charges a fee for its services.

OTHER TYPES OF INVESTORS. Other investors may pay no sales charges, including certain officers, employees or agents of Prudential and its affiliates, the Prudential mutual funds, the subadvisers of the Prudential mutual funds and clients of brokers that have entered into a selected dealer agreement with the Distributor. To qualify for a reduction or waiver of the sales charge, you must notify the Transfer Agent or your broker at the time of purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Reduction and Waiver of Initial Sales Charges--Class A Shares."

WAIVING CLASS C'S INITIAL SALES CHARGE
BENEFIT PLANS. Benefit Plans (as defined above) may purchase Class C shares without paying an initial sales charge. Class C shares may also be purchased without an initial sales charge by participants who are repaying loans from Benefit Plans where Prudential or its affiliates provide administrative or recordkeeping services, sponsor the product or provide account services.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

PRUDENTIAL RETIREMENT PLANS. The initial sales charge will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services.

INVESTMENT OF REDEMPTION PROCEEDS FROM OTHER INVESTMENT COMPANIES. The initial sales charge will be waived for purchases of Class C shares if the purchase is made with money from the redemption of shares of any unaffiliated investment company, as long as the shares were not held in an account at Prudential Securities Incorporated or one of its affiliates. These purchases must be made within 60 days of redemption. To qualify for this waiver you must do one of the following:
     --    Purchase your shares through an account at Prudential Securities
     -- Purchase your shares through an ADVANTAGE Account or an Investor Account with Pruco Securities Corporation or
     --    Purchase your shares through other brokers.

    This waiver is not available to investors who purchase shares directly from the Transfer Agent. If you are entitled to the waiver, you must notify either the Transfer Agent or your broker. The Transfer Agent may require any supporting documents it considers to be appropriate.

QUALIFYING FOR CLASS Z SHARES
Class Z shares of the Fund can be purchased by any of the following:
     -- Any Benefit Plan, as defined above, and certain nonqualified plans, provided the Benefit Plan--in combination with other plans sponsored by the same employer or group of related employers--has at least $50 million in defined contribution assets
     -- Participants in any fee-based program or trust program sponsored by Prudential or an affiliate which includes mutual funds as investment options and the Fund as an available option
     -- Certain participants in the MEDLEY Program (group variable annuity contracts) sponsored by Prudential for whom Class Z shares of the Prudential mutual funds are an available option
     -- Benefit Plans for which an affiliate of the Distributor provides administrative or recordkeeping services and, as of September 20, 1996, were either Class Z shareholders of the Prudential mutual

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24  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

           funds or executed a letter of intent to purchase Class Z shares of the Prudential mutual funds
     -- Current and former Directors/Trustees of the Prudential mutual funds (including the Fund)
     --    Prudential with an investment of $10 million or more.

    In connection with the sale of shares, the Manager, the Distributor or one of their affiliates may pay brokers, financial advisers and other persons a commission of up to 4% of the purchase price for Class B shares, up to 2% of the purchase price for Class C shares, and a finder's fee for Class Z shares from their own resources based on a percentage of the net asset value of shares sold or otherwise.

CLASS B SHARES CONVERT TO CLASS A SHARES AFTER APPROXIMATELY SEVEN YEARS
If you buy Class B shares and hold them for approximately seven years, we will automatically convert them into Class A shares without charge. At that time, we will also convert any Class B shares that you purchased with reinvested dividends and other distributions. Since the 12b-1 fees for Class A shares are lower than for Class B shares, converting to Class A shares lowers your Fund expenses.
    When we do the conversion, you will get fewer Class A shares than the number of converted Class B shares if the price of the Class A shares is higher than the price of Class B shares. The total dollar value will be the same, so you will not have lost any money by getting fewer Class A shares. We do the conversions quarterly, not on the anniversary date of your purchase. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Class B Shares."

STEP 3: UNDERSTANDING THE PRICE YOU'LL PAY
The price you pay for each share of the Fund is based on the share value. The share value of a mutual fund--known as the NET ASSET VALUE or NAV--is determined by a simple calculation: it's the total value of the Fund

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

(assets minus liabilities) divided by the total number of shares outstanding. For example, if the value of the investments held by fund XYZ (minus its liabilities) is $1,000 and there are 100 shares of fund XYZ owned by shareholders, the price of one share of the fund--or the NAV--is $10 ($1,000 divided by 100). Portfolio securities are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board. Most national newspapers report the NAVs of most mutual funds, which allows investors to check the price of mutual funds daily.
    We determine the NAV of our shares once each business day at 4:15 p.m. New York Time on days that the New York Stock Exchange is open for trading. We do not determine the NAV on days when we have not received any orders to purchase, sell, or exchange Fund shares, or when changes in the value of the Fund's portfolio do not materially affect the NAV.

WHAT PRICE WILL YOU PAY FOR SHARES OF THE FUND?
For Class A and Class C shares, you'll pay the public offering price, which is the NAV next determined after we receive your order to purchase, plus an initial sales charge (unless you're entitled to a waiver). For Class B and Class Z shares, you will pay the NAV next determined after we receive your order to purchase (remember, there are no up-front sales charges for these share classes). Your broker may charge you a separate or additional fee for purchases of shares.

-------------------------------------------------------------------
MUTUAL FUND SHARES
The NAV of mutual fund shares changes every day because the value of a fund's portfolio changes constantly. For example, if fund XYZ holds ACME Corp. bonds in its portfolio and the price of ACME bonds goes up while the value of the fund's other holdings remains the same and expenses don't change, the NAV of fund XYZ will increase.
-------------------------------------------------------------------

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26  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

STEP 4: ADDITIONAL SHAREHOLDER SERVICES
As a Fund shareholder, you can take advantage of the following services and privileges:

AUTOMATIC REINVESTMENT. As we explained in the "Fund Distributions and Tax Issues" section, the Fund pays out--or distributes--its net investment income and capital gains to all shareholders. For your convenience, we will automatically reinvest your distributions in the Fund at NAV, without any sales charge. If you want your distributions paid in cash, you can indicate this preference on your application, notify your broker, or notify the Transfer Agent in writing (at the address below) at least five business days before the date we determine who receives dividends.

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: ACCOUNT MAINTENANCE
P.O. BOX 15015
NEW BRUNSWICK, NJ 08906-5015

AUTOMATIC INVESTMENT PLAN. You can make regular purchases of the Fund for as little as $50 by having the money automatically withdrawn from your bank or brokerage account at specified intervals.

RETIREMENT PLAN SERVICES. Prudential offers a wide variety of retirement plans for individuals and institutions, including large and small businesses. For information on IRAs, including Roth IRAs or SEP-IRAs for a one-person business, please contact your financial adviser. If you are interested in opening a 401(k) or other company-sponsored retirement plan (SIMPLES, SEP plans, Keoghs, 403(b) plans, pension and profit-sharing plans), your financial adviser will help you determine which retirement plan best meets your needs. Complete instructions about how to establish and maintain your plan and how to open accounts for you and your employees will be included in the retirement plan kit you receive in the mail.

THE PRUTECTOR PROGRAM. Optional group term life insurance--which protects the value of your Prudential mutual fund investment for your beneficiaries against market downturns--is available to investors who purchase their shares through Prudential. This insurance is subject to various restrictions and charges and is not available in all states.

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available that will provide you with monthly or quarterly checks. Remember, the sale of Class B and Class C shares may be subject to a CDSC.

REPORTS TO SHAREHOLDERS. Every year, we will send you an annual report (along with an updated prospectus) and a semi-annual report, which contain important financial information about the Fund. To reduce Fund expenses, we will send one annual shareholder report, one semi-annual shareholder report and one annual prospectus per household, unless you instruct us or your broker otherwise.

HOW TO SELL YOUR SHARES
You can sell your shares of the Fund for cash (in the form of a check) at any time, subject to certain restrictions.
    When you sell shares of the Fund--also known as redeeming your shares--the price you will receive will be the NAV next determined after the Transfer Agent, the Distributor or your broker receives your order to sell (less any applicable
CDSC). If your broker holds your shares, he must receive your order to sell by 4:15 p.m. New York time to process the sale on that day. Otherwise, contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: REDEMPTION SERVICES
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    Generally, we will pay you for the shares that you sell within seven days after the Transfer Agent, the Distributor or your broker receives your sell order. If you hold shares through a broker, payment will be credited to your account. If you are selling shares you recently purchased with a check, we may delay sending you the proceeds until your check clears, which can take up to 10 days from the purchase date. You can avoid delay if you purchase by wire, certified check or cashier's check. Your broker may charge you a separate or additional fee for sales of shares.

RESTRICTIONS ON SALES
There are certain times when you may not be able to sell shares of the Fund, or when we may delay paying you the proceeds from a sale. This

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28  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

may happen during unusual market conditions or emergencies when the Fund can't determine the value of its assets or sell its holdings. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."
    If you are selling more than $100,000 of shares, if you want the check sent to someone or someplace that is not in our records, or you are a business or a trust and you hold your shares directly with the Transfer Agent, you will need to have the signature on your sell order guaranteed by a financial institution. For more information, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares--Signature Guarantee."

CONTINGENT DEFERRED SALES CHARGES (CDSC)
If you sell Class B shares within six years of purchase or Class C shares within 18 months of purchase, you will have to pay a CDSC. To keep the CDSC as low as possible, we will sell amounts representing shares in the following order:
     -- Amounts representing shares you purchased with reinvested dividends and distributions
     -- Amounts representing the increase in NAV above the total amount of payments for shares made during the past three years for Class B shares and 18 months for Class C shares (one year for Class C shares purchased before November 2, 1998) and
     -- Amounts representing the cost of shares held beyond the CDSC period (six years for Class B shares and 18 months for Class C shares).

    Since shares that fall into any of the categories listed above are not subject to the CDSC, selling them first helps you to avoid--or at least minimize--the CDSC.
    Having sold the exempt shares first, if there are any remaining shares that are subject to the CDSC, we will apply the CDSC to amounts representing the cost of shares held for the longest period of time within the applicable CDSC period.
    As we noted before in the "Share Class Comparison" chart, the CDSC for Class B shares is 5% in the first year, 4% in the second, 3% in the third, 2% in the fourth, and 1% in the fifth and sixth years. The rate decreases on

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

the first day of the month following the anniversary date of your purchase, not on the anniversary date itself. The CDSC is 1% for Class C shares-- which is applied to shares sold within 18 months of purchase. For both Class B and Class C shares, the CDSC is calculated based on the lesser of the original purchase price or the redemption proceeds. For purposes of determining how long you've held your shares, all purchases during the month are grouped together and considered to have been made on the last day of the month.
    The holding period for purposes of determining the applicable CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund.

WAIVER OF THE CDSC--CLASS B SHARES
The CDSC will be waived if the Class B shares are sold:
     -- After a shareholder is deceased or disabled (or, in the case of a trust account, the death or disability of the grantor). This waiver applies to individual shareholders, as well as shares owned in joint tenancy (with rights of survivorship), provided the shares were purchased before the death or disability
     -- To provide for certain distributions--made without IRS penalty-- from a tax-deferred retirement plan, IRA or Section 403(b) custodial account or
     --    On certain sales from a Systematic Withdrawal Plan.

    For more information on the above and the other waivers, see the SAI, "Purchase, Redemption and Pricing of Fund Shares--Contingent Deferred Sales Charges--Waiver of Contingent Deferred Sales Charges--Class B Shares."

WAIVER OF THE CDSC--CLASS C SHARES
PRUDENTIAL RETIREMENT PLANS. The CDSC will be waived for purchases of Class C shares by both qualified and nonqualified retirement and deferred compensation plans participating in a PruArray Plan and other plans if Prudential also provides administrative or recordkeeping services. The CDSC will also be waived on redemptions sponsored by Prudential and its affiliates to the extent that the redemption proceeds are invested in the Guaranteed Investment Account, a group annuity insurance product sponsored by

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30  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

Prudential, The Guaranteed Insulated Separate Account, a separate account offered by Prudential, and shares of The Stable Value Fund, an unaffiliated bank collective fund.

OTHER BENEFIT PLANS. The CDSC will be waived on redemptions from Benefit Plans holding shares through a broker not affiliated with Prudential and for which the broker provides administrative and recordkeeping services.

REDEMPTION IN KIND
If the sales of Fund shares you make during any 90-day period reach the lesser of $250,000 or 1% of the value of the Fund's net assets, we can then give you securities from the Fund's portfolio instead of cash. If you want to sell the securities for cash, you would have to pay the costs charged by a broker.

SMALL ACCOUNTS
If you make a sale that reduces your account value to less than $500, we may sell the rest of your shares (without charging any CDSC) and close your account. We would do this to minimize the Fund's expenses paid by other shareholders. We will give you 60 days' notice, during which time you can purchase additional shares to avoid this action. This involuntary sale does not apply to shareholders who own their shares as part of a 401(k) plan, an IRA, or some other tax-deferred plan or account.

90-DAY REPURCHASE PRIVILEGE
After you redeem your shares, you have a 90-day period during which you may reinvest any of the redemption proceeds in shares of the same Fund without paying an initial sales charge. Also, if you paid a CDSC when you redeemed your shares, we will credit your new account with the appropriate number of shares to reflect the amount of the CDSC you paid. In order to take advantage of this one-time privilege, you must notify the Transfer Agent or your broker at the time of the repurchase. See the SAI, "Purchase, Redemption and Pricing of Fund Shares--Sale of Shares."

--------------------------------------------------------------------------------

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

RETIREMENT PLANS
To sell shares and receive a distribution from your retirement account, call your broker or the Transfer Agent for a distribution request form. There are special distribution and income tax withholding requirements for distributions from retirement plans and you must submit a withholding form with your request to avoid delay. If your retirement plan account is held for you by your employer or plan trustee, you must arrange for the distribution request to be signed and sent by the plan administrator or trustee. For additional information, see the SAI.

HOW TO EXCHANGE YOUR SHARES
You can exchange your shares of the Fund for shares of the same class in certain other Prudential mutual funds--including certain money market funds--if you satisfy the minimum investment requirements. For example, you can exchange Class A shares of the Fund for Class A shares of another Prudential mutual fund, but you can't exchange Class A shares for Class B, Class C or Class Z shares. Class B and Class C shares may not be exchanged into money market funds other than Prudential Special Money Market Fund, Inc. After an exchange, at redemption the CDSC will be calculated from the first day of the month after initial purchase, excluding any time shares were held in a money market fund. We may change the terms of the exchange privilege after giving you 60 days' notice.
    If you hold shares through a broker, you must exchange shares through your broker. Otherwise contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
ATTN: EXCHANGE PROCESSING
P.O. BOX 15010
NEW BRUNSWICK, NJ 08906-5010

    There are no sales charges for such exchanges, however, if you exchange--and then sell--Class B shares within approximately five years of your original purchase, or Class C shares within 18 months of your original purchase, you must still pay the applicable CDSC. If you have exchanged Class B or Class C shares into a money market fund, the time you hold the shares in the money market account will not be counted for purposes of calculating the required holding period for CDSC liability.

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32  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

HOW TO BUY, SELL AND
EXCHANGE SHARES OF THE FUND
------------------------------------------------

    Remember, as we explained in the section entitled "Fund Distributions and Tax Issues--If You Sell or Exchange Your Shares," exchanging shares is considered a sale for tax purposes. Therefore, if the shares you exchange are worth more than you paid for them, you may have to pay capital gains tax. For additional information about exchanging shares, see the SAI, "Shareholder Investment Account--Exchange Privilege."
    If you own Class B or Class C shares and qualify to purchase Class A shares without paying an initial sales charge, we will automatically exchange your Class B or Class C shares which are not subject to a CDSC for Class A shares, as appropriate. We make such exchanges on a quarterly basis, if you notify the Transfer Agent that you qualify for this exchange privilege. We have obtained a legal opinion that this exchange is not a "taxable event" for federal income tax purposes. This opinion is not binding on the IRS.

FREQUENT TRADING
Frequent trading of Fund shares in response to short-term fluctuations in the market--also known as "market timing"--may make it very difficult to manage the Fund's investments. When market timing occurs, the Fund may have to sell portfolio securities to have the cash necessary to redeem the market timer's shares. This can happen at a time when it is not advantageous to sell any securities, so the Fund's performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because we cannot predict how much cash the Fund will have to invest. When, in our opinion, such activity would have a disruptive effect on portfolio management, the Fund reserves the right to refuse purchase orders and exchanges by any person, group or commonly controlled accounts. The Fund may notify a market timer of rejection of an exchange or purchase order after the day the order is placed. If the Fund allows a market timer to trade Fund shares, it may require the market timer to enter into a written agreement to follow certain procedures and limitations.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
-------------------------------------

The financial highlights will help you evaluate the Fund's financial performance. The TOTAL RETURN in each chart represents the rate that a shareholder earned on an investment in that share class of the Fund, assuming reinvestment of all dividends and other distributions. The information is for each share class for the periods indicated.
    Review each chart with the financial statements and the report of independent accountants, which appear in the annual report and the SAI and are available upon request. Additional performance information for each share class is contained in the annual report, which you can receive at no charge.

CLASS A SHARES
The financial highlights for the two years ended February 28, 1999, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended February 28, 1997, were audited by other independent auditors, whose reports were unqualified.

CLASS A SHARES (FISCAL YEARS ENDED 2-28)

--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE       1999     1998     1997      1996      1995
----------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR   $9.05    $8.76     $9.04     $8.59     $9.13
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 0.55     0.58      0.60      0.60      0.59
 Net realized and unrealized gain
  (loss) on investment transactions   (0.07)    0.29     (0.28)     0.45     (0.54)
 TOTAL FROM INVESTMENT OPERATIONS      0.48     0.87      0.32      1.05      0.05
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (0.55)   (0.58)    (0.60)    (0.60)    (0.59)
 NET ASSET VALUE, END OF YEAR         $8.98    $9.05     $8.76     $9.04     $8.59
 TOTAL RETURN(1)                      5.40%   10.26%     3.70%    12.41%     0.83%
----------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA              1999     1998      1997      1996      1995
----------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)       $895,039 $819,536 $860,319  $945,038  $871,145
 Average net assets (000)            $836,143 $842,431 $884,862  $909,169  $95,560
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                0.84%    0.86%     0.90%     0.91%     0.98%
 Expenses, excluding distribution
  fees                                0.68%    0.71%     0.75%     0.76%     0.83%
 Net investment income                6.05%    6.52%     6.78%     6.65%     7.45%
 Portfolio turnover rate               106%      88%      107%      123%      206%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

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34  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS B SHARES
The financial highlights for the two years ended February 28, 1999, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the three years ended February 28, 1997, were audited by other independent auditors, whose reports were unqualified.

CLASS B SHARES (FISCAL YEARS ENDED 2-28)

--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE       1999     1998     1997      1996      1995
----------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF YEAR   $9.05    $8.77     $9.04     $8.60     $9.13
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 0.49     0.52      0.54      0.54      0.53
 Net realized and unrealized gain
  (loss) on investment transactions   (0.06)    0.28     (0.27)     0.44     (0.53)
 TOTAL FROM INVESTMENT OPERATIONS      0.43     0.80      0.27      0.98      0.00
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (0.49)   (0.52)    (0.54)    (0.54)    (0.53)
 NET ASSET VALUE, END OF YEAR         $8.99    $9.05     $8.77     $9.04     $8.60
 TOTAL RETURN(1)                      4.83%    9.40%     3.12%    11.54%     0.24%
----------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA              1999     1998      1997      1996      1995
----------------------------------------------------------------------------------
 NET ASSETS, END OF YEAR (000)       $343,425 $346,059 $461,988  $641,946  $705,732
 Average net assets (000)            $322,626 $385,145 $543,796  $647,515  $1,735,413
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                1.50%    1.53%     1.57%     1.58%     1.66%
 Expenses, excluding distribution
  fees                                0.68%    0.71%     0.75%     0.76%     0.80%
 Net investment income                5.39%    5.85%     6.11%     5.99%     6.17%
 Portfolio turnover                    106%      88%      107%      123%      206%

1 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH YEAR REPORTED.

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS C SHARES
The financial highlights for the two years ended February 28, 1999, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the two years ended February 28, 1997, and the period from August 1, 1994, through February 28, 1995, were audited by other independent auditors, whose reports were unqualified.

CLASS C SHARES (FISCAL PERIODS ENDED 2-28)

--------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE       1999     1998     1997      1996     1995(1)
----------------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                              $9.05    $8.77     $9.04     $8.60     $8.69
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 0.50     0.53      0.54      0.54      0.31
 Net realized and unrealized gain
  (loss) on investment transactions   (0.06)    0.28     (0.27)     0.44     (0.09)
 TOTAL FROM INVESTMENT OPERATIONS      0.44     0.81      0.27      0.98      0.22
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (0.50)   (0.53)    (0.54)    (0.54)    (0.31)
 NET ASSET VALUE, END OF PERIOD       $8.99    $9.05     $8.77     $9.04     $8.60
 TOTAL RETURN(2)                      4.91%    9.48%     3.20%    11.63%     2.75%
----------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA              1999     1998      1997      1996      1995
----------------------------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)     $8,236   $2,840    $2,569    $1,799      $204
 Average net assets (000)            $4,878   $2,523    $2,440      $765      $111
 RATIOS TO AVERAGE NET ASSETS:
 Expenses, including distribution
  fees                                1.43%    1.46%     1.50%     1.51%   1.63%(3)
 Expenses, excluding distribution
  fees                                0.68%    0.71%     0.75%     0.76%   0.88%(3)
 Net investment income                5.50%    5.92%     6.19%     5.99%   6.69%(3)
 Portfolio turnover                    106%      88%      107%      123%      206%

1 FOR THE PERIOD FROM AUGUST 1, 1994 (WHEN CLASS C SHARES WERE FIRST OFFERED) THROUGH FEBRUARY 28, 1995.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS, BUT DOES NOT INCLUDE THE EFFECT OF SALES CHARGES. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.

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36  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

FINANCIAL HIGHLIGHTS
------------------------------------------------

CLASS Z SHARES
The financial highlights for the two years ended February 28, 1999, were audited by PricewaterhouseCoopers LLP, independent accountants, and the financial highlights for the period from March 1, 1996 through February 28, 1997, were audited by other independent auditors, whose reports were unqualified.

CLASS Z SHARES (FISCAL PERIODS ENDED 2-28)

--------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE       1999     1998    1997(1)
--------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF
  PERIOD                              $9.04    $8.76     $9.13
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                 0.57     0.59      0.61
 Net realized and unrealized gain
  (loss) on
  investment transactions             (0.07)    0.28     (0.37)
 TOTAL FROM INVESTMENT OPERATIONS      0.50     0.87      0.24
 LESS DISTRIBUTIONS:
 Dividends from net investment
  income                              (0.57)   (0.59)    (0.61)
 NET ASSET VALUE, END OF PERIOD       $8.97    $9.04     $8.76
 TOTAL RETURN(2)                      5.58%   10.30%     3.16%
--------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA              1999     1998      1997
--------------------------------------------------------------
 NET ASSETS, END OF PERIOD (000)     $97,629  $84,733  $73,411
 Average net assets (000)            $86,892  $71,425  $39,551
 RATIOS TO AVERAGE NET ASSETS:
 Expenses                             0.68%    0.71%   0.75%(3)
 Net investment income                6.22%    6.67%   6.76%(3)
 Portfolio turnover                    106%      88%      107%

1 INFORMATION SHOWN IS FOR THE PERIOD FROM MARCH 1, 1996 (WHEN CLASS Z SHARES WERE FIRST OFFERED) THROUGH FEBRUARY 28, 1997.
2 TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND ANY OTHER DISTRIBUTIONS. IT IS CALCULATED ASSUMING SHARES ARE PURCHASED ON THE FIRST DAY AND SOLD ON THE LAST DAY OF EACH PERIOD REPORTED. TOTAL RETURN FOR PERIODS OF LESS THAN A FULL YEAR IS NOT ANNUALIZED.
3    ANNUALIZED.

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
THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

Prudential offers a broad range of mutual funds designed to meet your individual needs. For information about these funds, contact your financial adviser or call us at (800) 225-1852. Read the prospectus carefully before you invest or send money.

STOCK FUNDS
PRUDENTIAL DISTRESSED SECURITIES FUND, INC.
PRUDENTIAL EMERGING GROWTH FUND, INC.
PRUDENTIAL EQUITY FUND, INC.
PRUDENTIAL EQUITY INCOME FUND
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL SMALL-CAP INDEX FUND
  PRUDENTIAL STOCK INDEX FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL JENNISON GROWTH FUND
  PRUDENTIAL JENNISON GROWTH & INCOME FUND
PRUDENTIAL MID-CAP VALUE FUND
PRUDENTIAL REAL ESTATE SECURITIES FUND
PRUDENTIAL SECTOR FUNDS, INC.
  PRUDENTIAL FINANCIAL SERVICES FUND
  PRUDENTIAL HEALTH SCIENCES FUND
  PRUDENTIAL TECHNOLOGY FUND
  PRUDENTIAL UTILITY FUND
PRUDENTIAL SMALL-CAP QUANTUM FUND, INC.
PRUDENTIAL SMALL COMPANY VALUE FUND, INC.
PRUDENTIAL TAX-MANAGED EQUITY FUND
PRUDENTIAL 20/20 FOCUS FUND
NICHOLAS-APPLEGATE FUND, INC.
  NICHOLAS-APPLEGATE GROWTH EQUITY FUND
ASSET ALLOCATION/BALANCED FUNDS
PRUDENTIAL BALANCED FUND
PRUDENTIAL DIVERSIFIED FUNDS
  CONSERVATIVE GROWTH FUND
  MODERATE GROWTH FUND
  HIGH GROWTH FUND
THE PRUDENTIAL INVESTMENT PORTFOLIOS, INC.
  PRUDENTIAL ACTIVE BALANCED FUND

GLOBAL FUNDS
GLOBAL STOCK FUNDS
PRUDENTIAL DEVELOPING MARKETS FUND
  PRUDENTIAL DEVELOPING MARKETS EQUITY FUND
  PRUDENTIAL LATIN AMERICA EQUITY FUND
PRUDENTIAL EUROPE GROWTH FUND, INC.
PRUDENTIAL GLOBAL GENESIS FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL EUROPE INDEX FUND
  PRUDENTIAL PACIFIC INDEX FUND
PRUDENTIAL NATURAL RESOURCES FUND, INC.
PRUDENTIAL PACIFIC GROWTH FUND, INC.
PRUDENTIAL WORLD FUND, INC.
  GLOBAL SERIES
  INTERNATIONAL STOCK SERIES
GLOBAL UTILITY FUND, INC.
GLOBAL BOND FUNDS
PRUDENTIAL GLOBAL LIMITED MATURITY FUND, INC.
  LIMITED MATURITY PORTFOLIO
PRUDENTIAL INTERMEDIATE GLOBAL INCOME FUND, INC.
PRUDENTIAL INTERNATIONAL BOND FUND, INC.
THE GLOBAL TOTAL RETURN FUND, INC.

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44  PRUDENTIAL GOVERNMENT INCOME FUND, INC.                [LOGO] (800) 225-1852

THE PRUDENTIAL MUTUAL FUND FAMILY
-------------------------------------

BOND FUNDS
TAXABLE BOND FUNDS
PRUDENTIAL DIVERSIFIED BOND FUND, INC.
PRUDENTIAL GOVERNMENT INCOME
  FUND, INC.
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  SHORT-INTERMEDIATE TERM SERIES
PRUDENTIAL HIGH YIELD FUND, INC.
PRUDENTIAL HIGH YIELD TOTAL RETURN FUND, INC.
PRUDENTIAL INDEX SERIES FUND
  PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL BOND MARKET INDEX FUND
PRUDENTIAL STRUCTURED MATURITY
  FUND, INC.
  INCOME PORTFOLIO
TAX-EXEMPT BOND FUNDS
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA SERIES
  CALIFORNIA INCOME SERIES
PRUDENTIAL MUNICIPAL BOND FUND
  HIGH INCOME SERIES
  INSURED SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  FLORIDA SERIES
  MASSACHUSETTS SERIES
  NEW JERSEY SERIES
  NEW YORK SERIES
  NORTH CAROLINA SERIES
  OHIO SERIES
  PENNSYLVANIA SERIES
PRUDENTIAL NATIONAL MUNICIPALS
  FUND, INC.

MONEY MARKET FUNDS
TAXABLE MONEY MARKET FUNDS
CASH ACCUMULATION TRUST
  LIQUID ASSETS FUND
  NATIONAL MONEY MARKET FUND
PRUDENTIAL GOVERNMENT SECURITIES TRUST
  MONEY MARKET SERIES
  U.S. TREASURY MONEY MARKET SERIES
PRUDENTIAL SPECIAL MONEY MARKET
  FUND, INC.
  MONEY MARKET SERIES
PRUDENTIAL MONEYMART ASSETS, INC.
TAX-FREE MONEY MARKET FUNDS
PRUDENTIAL TAX-FREE MONEY FUND, INC.
PRUDENTIAL CALIFORNIA MUNICIPAL FUND
  CALIFORNIA MONEY MARKET SERIES
PRUDENTIAL MUNICIPAL SERIES FUND
  CONNECTICUT MONEY MARKET SERIES
  MASSACHUSETTS MONEY MARKET SERIES
  NEW JERSEY MONEY MARKET SERIES
  NEW YORK MONEY MARKET SERIES
COMMAND FUNDS
COMMAND MONEY FUND
COMMAND GOVERNMENT FUND
COMMAND TAX-FREE FUND
INSTITUTIONAL MONEY MARKET FUNDS
PRUDENTIAL INSTITUTIONAL LIQUIDITY PORTFOLIO, INC.
  INSTITUTIONAL MONEY MARKET SERIES

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                                                                              45

FOR MORE INFORMATION
--------------------------------------------------------------------------------

Please read this prospectus before you invest in the Fund and keep it for future reference. For information or shareholder questions contact:

PRUDENTIAL MUTUAL FUND SERVICES LLC
P.O. BOX 15005
NEW BRUNSWICK, NJ 08906-5005
(800) 225-1852
(732) 417-7555
  (if calling from outside the U.S.)

--------------------------------
Outside Brokers Should Contact:
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC
P.O. BOX 15035
NEW BRUNSWICK, NJ 08906-5035
(800) 778-8769

------------------------------------
Visit Prudential's Web Site At
http://www.prudential.com

--------------------------------
Additional information about the Fund can be obtained without charge and can be found in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)
 (incorporated by reference into this prospectus)

ANNUAL REPORT
  (contains a discussion of the market conditions and investment strategies that significantly affected the Fund's performance)

SEMI-ANNUAL REPORT

You can also obtain copies of Fund documents from the Securities and Exchange Commission as follows:

By Mail:
Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-6009
  (The SEC charges a fee to copy documents.)

In Person:
Public Reference Room in
Washington, DC
  (For hours of operation, call 1(800) SEC-0330.)

Via the Internet:
http://www.sec.gov

--------------------------------
CUSIP Numbers:
Class A: 744339-10-2
Class B: 744339-20-1
Class C: 744339-30-0
Class Z: 744339-40-9

Investment Company Act File No:

811-3712

MF128A                                   M Printed on Recycled Paper